SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 16, 2000

Wyndham International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9320	94-2878485
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

1950 Stemmons Freeway, Suite 6001 Dallas, Texas 75207
(Address and zip code of principal executive offices)

Registrant's telephone number, including area code:
(214) 863-1000

Item 5.	Other Events

          On October 16, 2000, Wyndham International, Inc., a Delaware corporation, issued a press release announcing the resignation of the Chairman of its Board of Directors and the appointment of a new Chairman of its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

Item 7	Financial Statements, Pro Forma Financial Information and Exhibits

	(c)	Exhibits

The following Exhibit is filed herewith:

		99.1	Press Release.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WYNDHAM INTERNATIONAL, INC.

By: /s/ RICHARD SMITH ________________________________
Richard Smith, Chief Financial Officer

Date: October 17, 2000

EXHIBIT INDEX

Exhibit Number ________	Description __________

99.1*	Press Release.

* Filed herewith.